Exhibit 21.1
Subsidiaries of Live Nation Entertainment, Inc.

Domestic	State or Jurisdiction of Incorporation or Organization
24 Artist Management, LLC	Delaware
6021 Hollywood Operating Company, LLC	Delaware
AC Entertainment, LLC	Tennessee
AC IP, LLC	Tennessee
ACSH-JV, LLC	Tennessee
Arrive I Management, LLC	Delaware
Artist Nation Holdings Corp.	Delaware
Artist Nation Management, Inc.	Delaware
Artist Nation Management Group, Inc.	Delaware
Assembly Room Studios, LLC	Delaware
Axis Nation, LLC	Virginia
Axis Sponsorship, LLC	Virginia
Bamboozle Festival, LLC	Delaware
Baron Global, Inc.	Delaware
BigChampagne, LLC	Delaware
Bill Graham Enterprises, Inc.	California
Blueprint Artist Management, LLC	Delaware
Blues at the Depot, LLC	Utah
BottleRock Marketing Group, LLC	Delaware
BottleRock Presents LLC	Delaware
C3 Booking, LLC	Texas
C3 Presents, L.L.C.	Texas
C3PEmo's, LLC	Texas
Caring & Daring, LLC	Delaware
Career Artist Management LLC	Delaware
Cellar Door Venues, Inc.	Florida
Charleston Festival, LLC	Delaware
CN Holdco, LLC	Delaware
Cobb's Comedy, Inc.	California
Connecticut Amphitheater Development Corporation	Connecticut
Connecticut Performing Arts Partners	Connecticut
Connecticut Performing Arts, Inc.	Connecticut
Country Music Holding Company, LLC	Delaware
Country Nation, LLC	Delaware
Country Nation - Chicago, LLC	Delaware
Country Nation - DE, LLC	Delaware
Crossroads Presents, LLC	Delaware
Cultivate Management, LLC	Delaware
Cumberland Amphitheatre Partners, LLC	Delaware
Dalton Entertainment, LLC	Delaware
Danceologist, Inc.	Delaware
Diamond Theory Media, LLC	Delaware
Diversified Production Services, LLC	Delaware

Domestic	State or Jurisdiction of Incorporation or Organization
Do617 LLC	Delaware
Eagles Personal Management Company	California
EDC The Movie, LLC	Delaware
Eight Ball Pricing Solutions, LLC	Delaware
Electric Forest, LLC	Delaware
Element1 Management, LLC	California
ESM Productions, LLC	Delaware
Evening Star Productions, Inc.	Arizona
Event Merchandising, Inc.	California
EXMO, Inc.	Delaware
F and F Concessions, Inc.	Illinois
Faculty Management, LLC	Delaware
Faculty Productions, LLC	Delaware
Festival Holdings, L.L.C.	Virginia
FG AcquisitionCo, LLC	Delaware
Fillmore Minneapolis Corp.	Delaware
Fillmore New Orleans Corp.	Delaware
Fillmore Theatrical Services	California
Forecastle Ventures, LLC	Tennessee
Forecastle Enterprises, LLC	Tennessee
Forecastle 2013, LLC	Tennessee
Forecastle 2014, LLC	Tennessee
Forecastle 2015, LLC	Tennessee
Forecastle 2016, LLC	Tennessee
Forecastle 2017, LLC	Tennessee
Forecastle Ventures, LLC	Tennessee
Founders Entertainment, LLC	New York
FPSF Holdings, LLC	Delaware
Front Gate Holdings, LLC	Delaware
Front Gate Ticketing Solutions, LLC	Delaware
G-Major Management LLC	Delaware
Gellman Management LLC	Delaware
Gov Ball 2016, LLC	New York
GR Concert Film, LLC	Delaware
Greenlight Media & Marketing, LLC	Delaware
Greenlight Studios, LLC	Virginia
Guyo Entertainment, Inc.	California
Hard Events LLC	California
HOB Ace of Spades Corp	Delaware
HOB Boardwalk, Inc.	Delaware
HOB Chicago, Inc.	Delaware
HOB Depot Corp.	Delaware
HOB Entertainment, LLC	Virginia
HOB Grand Rapids, LLC	Delaware
HOB Marina City Partners, L.P.	Delaware
HOB Marina City, Inc.	Delaware

Domestic	State or Jurisdiction of Incorporation or Organization
HOB Marquis Corp.	Delaware
HOB Punch Line Penn Corp.	Delaware
HOB Punch Line S.F. Corp.	Delaware
HOB Queen Theater Corp.	Delaware
HOB Summit MH Corp.	Delaware
HOB Rose City MH Corp.	Delaware
HOB Varsity Corp.	Delaware
Hofesh, LLC	Delaware
Host VIP, LLC	Delaware
House of Blues Anaheim Restaurant Corp.	Delaware
House of Blues Cleveland, LLC	Delaware
House of Blues Concerts, Inc.	California
House of Blues Dallas Restaurant Corp.	Delaware
House of Blues Houston Restaurant Corp.	Delaware
House of Blues Las Vegas Restaurant Corp.	Delaware
House of Blues Los Angeles Restaurant Corp.	Delaware
House of Blues Myrtle Beach Restaurant Corp.	Delaware
House of Blues New Orleans Restaurant Corp.	Delaware
House of Blues Orlando Restaurant Corp.	Delaware
House of Blues Restaurant Holding Corp.	Delaware
House of Blues San Diego Restaurant Corp.	Delaware
House of Blues San Diego, LLC	Delaware
Hungry, Thirsty, Crazy, and Lucky, LLC	Texas
IAC Partner Marketing, Inc.	Delaware
i am OTHER Ventures, LLC	Delaware
InDMusic, Inc.	Delaware
IO Media, Inc.	New York
IOMedia Technologies, LLC	New York
Insomniac Holdings, LLC	Delaware
Insomniac Records, LLC	Delaware
Latitude 38 Entertainment, LLC	Delaware
LMG Management LLC	Delaware
Lansdowne Boston Restaurant, LLC	Delaware
Live Nation – Haymon Ventures, LLC	Delaware
Live Nation Bogart, LLC	Delaware
Live Nation Chicago, Inc.	Delaware
Live Nation Concerts, Inc.	Delaware
Live Nation LGTours (USA), LLC	Delaware
Live Nation Marketing, Inc.	Delaware
Live Nation Merchandise, Inc.	Delaware
Live Nation Mid-Atlantic, Inc.	Pennsylvania
Live Nation MTours (USA), Inc.	Delaware
Live Nation Paradise, LLC	Delaware
Live Nation Productions, LLC	Delaware
Live Nation Studios Holdings, LLC	Delaware
Live Nation Studios Productions, LLC	Delaware

Domestic	State or Jurisdiction of Incorporation or Organization
Live Nation Ticketing, LLC	Delaware
Live Nation Touring (USA), Inc.	Delaware
Live Nation Urban, LLC	Delaware
Live Nation UshTours (USA), LLC	Delaware
Live Nation UTours (USA), Inc.	Delaware
Live Nation Worldwide, Inc.	Delaware
LN Acquisition Holdco LLC	Delaware
LN-HS Concerts, LLC	Delaware
Lollapalooza, LLC	Delaware
Marcy Musik LLC	New York
MBA Artist Management Company, LLC	Delaware
Meadowbrook Amphitheatre Holdings, LLC	Delaware
MIA Festival Holdings, LLC	Delaware
Michigan Licenses, LLC	Delaware
Mick Artists Management LLC	Delaware
Microflex 2001 LLC	Delaware
MobHill, LLC	Texas
New Community Management, LLC	Delaware
New Era Farms, LLC	Virginia
New Era Farms II, LLC	Virginia
New York Theater, LLC	Delaware
NOC, Inc.	Connecticut
Philymack Management, LLC	Delaware
Philymack Productions, LLC	Delaware
Philymack Wellness, LLC	Delaware
Pristine Alpine Entertainment, LLC	Utah
Production Staffing Group, LLC	Delaware
Radio Hill, LLC	Delaware
Redrock Entertainment Services, LLC	Delaware
ReignDeer Entertainment Corp	California
ReignDeer Investments, LLC	Delaware
ROC Nation LLC	Delaware
Roc Nation Advertising LLC	Delaware
Roc Nation Latin Publishing LLC	Delaware
Roc Nation Management, LLC	Delaware
Roc Nation Publishing, LLC	Delaware
Roc Nation Records, LLC	Delaware
Roc Nation Sports, LLC	Delaware
Roc Nation Sports - Roc Nation Boxing, LLC	Delaware
Roc Nation Ventures, LLC	Delaware
Rolling Loud, LLC	Delaware
S10 Entertainment & Media, LLC	Delaware
SAL & Co Management LP	Delaware
SC Management GP, Inc.	Delaware
Scheme Engine, LLC	Delaware
Scream Nation, LLC	Delaware

Domestic	State or Jurisdiction of Incorporation or Organization
SFX Financial Advisory Management Enterprises, Inc.	Delaware
Shaky Boots Fest LLC	Georgia
Shaky Festivals Holdings, LLC	Delaware
Shaky Knees Fest LLC	Georgia
Shoreline Amphitheatre, Ltd.	California
SME Entertainment Group LLC	Delaware
Soundcheck, LLC	Delaware
Sound Ventures, LLC	Delaware
Sound Ventures II, LLC	Delaware
Sound Ventures III, LLC	Delaware
Spalding Entertainment, LLC	Tennessee
Star Hill Presents Kansas, LLC	Virginia
Stateside Group, LLC	Delaware
Strobe Labs, Inc.	Delaware
The V.I.P. Tour Company	Delaware
Three Six Zero Group, Inc.	California
Ticketmaster Advance Tickets, L.L.C.	Colorado
Ticketmaster China Ventures, L.L.C.	Delaware
Ticketmaster EDCS LLC	Delaware
Ticketmaster L.L.C.	Virginia
Ticketmaster New Ventures Holdings, Inc.	Delaware
Ticketmaster Pacific Acquisitions, Inc.	Delaware
Ticketmaster-Indiana, L.L.C.	Delaware
TicketsNow.com, Inc.	Illinois
Ticketstoday, LLC	Virginia
Ticketweb, LLC	Delaware
TMF Holdco, LLC	Delaware
TM Vista Inc.	Virginia
TNA Tour II (USA) Inc.	Delaware
TNOW Entertainment Group, Inc.	Illinois
TSZ Entertainment, LLC	California
Two Toasters, LLC	North Carolina
United Concerts, Inc.	Utah
Universe Collaborative Lifestyle, Inc.	Delaware
Van Buren Group Holdings, LLC	Delaware
Vector Management LLC	Delaware
Voodoo Music Experience, LLC	Louisiana
We Are Voices Entertainment, Inc.	Delaware
Westminster Credit Opportunities Funds, LLC	Delaware
Wiltern Renaissance LLC	Delaware
YMROC, LLC	Delaware
Zero Hero Inc.	Washington
Ash Assets Pty Ltd	Australia
Ash Sounds Pty Ltd	Australia
B.D.O. Presents Pty Ltd	Australia

International	State or Jurisdiction of Incorporation or Organization
Four Fish Swimming Pty Ltd	Australia
Live Nation Australasia Pty Ltd	Australia
Live Nation Australia Festivals Pty Ltd	Australia
Live Nation Australia Venues Pty Ltd	Australia
Live Nation Holdings Australasia Pty Ltd	Australia
LN Oldco Pty Ltd	Australia
Look up and Live Pty Ltd	Australia
Secret Sounds Artist Management Pty Ltd	Australia
Secret Sounds Create Pty Ltd	Australia
Secret Sounds Group Pty Ltd	Australia
Secret Sounds Group Services Pty Ltd	Australia
Secret Sounds Pty Ltd	Australia
Secret Sounds Sponsorship Pty Ltd	Australia
Mixitup Australia Pty Ltd	Australia
Splendour in the Grass Pty Ltd	Australia
T Shirt Printers Pty Limited	Australia
Ticketmaster Australasia Pty Ltd	Australia
TSP Merchandising Pty Ltd	Australia
Village Sounds Agency Pty Ltd	Australia
Village Sounds Holdings Pty Limited	Australia
Live Nation Austria GmbH	Austria
Live Nation Argentina S.A.	Argentina
GMM Festival bvba	Belgium
Live Nation Belgium Holdings bvba	Belgium
Live Nation bvba	Belgium
Live Nation Festivals N.V.	Belgium
Ticketmaster Belgium N.V.	Belgium
Live Nation Brasil Entretenimento Ltda.	Brazil
Center of Gravity Sports and Music Festival Inc.	Canada
Front Gate Ticketing Solutions Canada, Ltd.	Canada
Live Nation Canada, Inc.	Canada
Live Nation Ontario Concerts GP, Inc.	Canada
Live Nation Ontario Concerts, L.P.	Canada
Live Nation Touring (Canada), Inc.	Canada
Manett Holdings (Canada) Limited	Canada
Reseau Admission ULC	Canada
Sal & Co LP	Canada
SC GP, Inc.	Canada
Ticketmaster Canada LP	Canada
Ticketmaster Canada ULC	Canada
Ticketmaster Canada Holdings ULC	Canada
Uniiverse Collaborative Lifestyle Inc.	Canada
Ticketmaster Cayman Finance Company Ltd.	Cayman Islands
Ticketmaster Middle East Limited	Cayman Islands
Live Nation Chile SpA	Chile
Aquapath Limited	Cyprus

International	State or Jurisdiction of Incorporation or Organization
Tickethour Group Limited	Cyprus
Tickethour (International) Limited	Cyprus
Live Nation Czech Republic Sro	Czech Republic
Ticketpro a.s.	Czech Republic
Ticketpro Software s.r.o.	Czech Republic
Ticketpro Technologies a.s.	Czech Republic
Danish Venue Enterprise A/S	Denmark
Live Nation Denmark Aps	Denmark
Live Nation Denmark Management Holding Aps	Denmark
Ticketmaster Danmark A/S	Denmark
Academy Music Fund Limited	England & Wales
Academy Music Group Limited	England & Wales
Academy Music Holdings Ltd	England & Wales
ANDpress Limited	England & Wales
Angel Venues Limited	England & Wales
ANM2 Limited	England & Wales
Apollo Leisure Group Limited	England & Wales
Arena Island Limited	England & Wales
Artist Nation Management Limited	England & Wales
Big Chill Republic Limited	England & Wales
C I (Events) Limited	England & Wales
Cream Events Limited	England & Wales
Cream Holdings Limited	England & Wales
Cream Liverpool Limited	England & Wales
Cuffe and Taylor Limited	England & Wales
De-lux Merchandise Company Limited	England & Wales
Electricland Limited	England & Wales
FC 1031 Limited	England & Wales
Festival Republic Limited	England & Wales
Finlaw 279 Limited	England & Wales
Front Gate Ticketing Solutions UK Limited	England & Wales
Full Circle Live Limited	England & Wales
Gafrus Limited	England & Wales
GetMeIn! Ltd	England & Wales
Globalgathering Group Limited	England & Wales
Hot Festivals Limited	England & Wales
HNOE Limited	England & Wales
Isle of Wight Festival Limited	England & Wales
Live Nation (Music) UK Limited	England & Wales
Live Nation Limited	England & Wales
Live Nation Merchandise Limited	England & Wales
LN-Gaiety Holdings Limited	England & Wales
Lollibop Festival Limited	England & Wales
MAMA & Company Limited	England & Wales
MAMA & Company Services Limited	England & Wales
MAMA Festivals Limited	England & Wales

International	State or Jurisdiction of Incorporation or Organization
MAMA New Music Limited	England & Wales
Maztec Limited	England & Wales
Maztecrose Holdings Limited	England & Wales
Metropolis Music Limited	England & Wales
Midland Concert Promotions Group Limited	England & Wales
Parklife Manchester Limited	England & Wales
Plan B Management Limited	England & Wales
Pollination Music Limited	England & Wales
Quest Management (UK) Limited	England & Wales
Reading Festival Limited	England & Wales
Roc Nation Sports Limited	England & Wales
Roc Nation UK limited	England & Wales
Roctronix Limited	England & Wales
Roseclaim Limited	England & Wales
Seatwave Limited	England & Wales
Showsec International Limited	England & Wales
Sotto Voce Limited	England & Wales
Sotto Voce Music Publishing Limited	England & Wales
the17 Limited	England & Wales
The Warehouse Project (Manchester) Limited	England & Wales
Three Six Zero Grp Limited	England & Wales
Three Six Zero Music Publishing Limited	England & Wales
Tickethour UK Limited	England & Wales
Ticket Web (UK) Limited	England & Wales
Ticketflask Limited	England & Wales
Ticketmaster Europe Holdco Limited	England & Wales
Ticketmaster Sport Limited	England & Wales
Ticketmaster UK Limited	England & Wales
Timbre Digital Limited	England & Wales
TM Number One Limited	England & Wales
Ugly Duckling Limited	England & Wales
Live Nation Baltics OU	Estonia
Live Nation Estonia OU	Estonia
Events Club Oy	Finland
Full Production Oy	Finland
Live Nation Finland Oy	Finland
Ticketmaster Suomi Oy	Finland
Entre Deux	France
Live Lab	France
Live Nation France	France
Live Nation France Festivals	France
Live Nation SAS	France
LNE France Holdings SAS	France
Ticketnet	France
Berlin Festival Gmbh & Co. KG	Germany
BF Berlin Festival Verwaltungs-GmbH	Germany

International	State or Jurisdiction of Incorporation or Organization
Live Nation Brand Partnership & Media GmbH	Germany
Live Nation Germany Oldco GmbH	Germany
Live Nation GmbH	Germany
Live Nation Holdings GmbH	Germany
Lollapalooza GmbH	Germany
Seatwave Deutschland GmbH	Germany
Ticketmaster Deutschland Holding GmbH	Germany
Ticketmaster GmbH	Germany
Ticketmaster Hellas S.A.	Greece
Live Nation (Electronic) Asia Limited	Hong Kong
Live Nation (HK) Limited	Hong Kong
Live Nation Marketing Partnerships Asia Limited	Hong Kong
Media Nation Limited	Hong Kong
Live Nation Central & Eastern Europe Kft	Hungary
IOMEDIA India Private Limited	India
PT Live Nation Indonesia	Indonesia
Amphitheatre Ireland Limited	Ireland
EP Republic Limited	Ireland
Festival Republic Dublin Limited	Ireland
Live Nation Ireland Holdings Limited	Ireland
Principle Management Limited	Ireland
The Ticket Shop Unlimited Company	Ireland
Ticketline Unlimited Company	Ireland
Ticket Shop Holdings (IOM)	Isle of Man
Ticket Shop One (IOM) Limited	Isle of Man
Ticket Shop Two (IOM) Limited	Isle of Man
Live Nation Israel Ltd.	Israel
Ticketmaster Israel Ltd	Israel
Get Live 2 Srl	Italy
Live Nation 2 Srl	Italy
Live Nation 3 Srl	Italy
Live Nation Italia Srl	Italy
Parcolimpico Srl	Italy
Ticketmaster Italia Srl	Italy
Live Nation Japan GK	Japan
UAB Live Nation Lietuva	Lithuania
Live Nation Luxembourg Holdco 1 S.à.r.l.	Luxembourg
Live Nation Luxembourg Holdco 2 S.à.r.l.	Luxembourg
Ticketmaster New Ventures S. de R.I. de C.V.	Mexico
Amsterdam Music Dome Exploitatie BV	Netherlands
Art of Bookings B.V.	Netherlands
Event Design Holland B.V.	Netherlands
Holland Event Marketing B.V.	Netherlands
Live Nation International Holdings B.V.	Netherlands
Live Nation Venues (Netherlands) B.V.	Netherlands
LYV B.V.	Netherlands

International	State or Jurisdiction of Incorporation or Organization
Mojo Concerts B.V.	Netherlands
Mojo Works B.V.	Netherlands
Noctua B.V.	Netherlands
Seatwave Nederland B.V.	Netherlands
Security Company Security B.V.	Netherlands
Straight International Security B.V.	Netherlands
The Event Support Company B.V.	Netherlands
The Security Company Utrecht Holland Holding B.V.	Netherlands
The Wolf Bookings B.V.	Netherlands
Tickethour Nederland B.V.	Netherlands
Ticketmaster B.V.	Netherlands
Evenz Limited	New Zealand
Live Nation NZ Festivals Limited	New Zealand
Live Nation NZ Limited	New Zealand
NZ Venue and Event Management Limited	New Zealand
Ticketmaster NZ Limited	New Zealand
QPAM Limited	New Zealand
Ticket Shop (NI) Limited	Northern Ireland
Billettservice AS	Norway
Event og Media AS	Norway
Live Nation Norway AS	Norway
Tickethour Norway AS	Norway
TimeOut Agency & Concerts AS	Norway
Live Nation Peru S.A.C.	Peru
Concert Supplies Sp. z o.o.	Poland
Live Nation Sp. z.o.o.	Poland
Music Marketing Sp. z.o.o.	Poland
Ticketmaster Poland Sp. z.o.o.	Poland
Ticketpro Polska sp zoo	Poland
ABC3 Limited	Scotland
D.F. Concerts Limited	Scotland
King Tut's Recordings Limited	Scotland
Tecjet Limited	Scotland
Live Nation Business Consulting (Shanghai) Company Limited	Shanghai, China
Live Nation (Singapore) Pte Ltd	Singapore
Big Concerts International Pty Ltd	South Africa
Big Concession Management Proprietary Limited	South Africa
Big Merchandise Proprietary Limited	South Africa
Live Nation Media and Sponsorship (Pty) Ltd	South Africa
Live Nation Korea Corporation	South Korea
Compania Editora de Talentos Internacionales S.A.	Spain
Live Nation Espana S.A.U.	Spain
Mean Fiddler Spain S.L.	Spain
Mediterranea Concerts SL	Spain
Seatwave Espana S.L.	Spain
Ticketmaster Iberica SLU	Spain

International	State or Jurisdiction of Incorporation or Organization
Ticketmaster Spain SAU	Spain
Artist och underhallningsservice i Sverige AB	Sweden
Live Nation Holding Nordic AB	Sweden
Live Nation Nordic AB	Sweden
Live Nation Sweden AB	Sweden
Lugerinc AB	Sweden
Neu Festival Live AB	Sweden
Sweden Rock Festival AB	Sweden
Ticketmaster New Ventures Holdings II AB	Sweden
Ticketmaster Sverige AB	Sweden
First Event AG	Switzerland
Live Nation Switzerland GmbH	Switzerland
Tickethost AG	Switzerland
TMLNE GmbH	Switzerland
Live Nation Taiwan Co., Ltd	Taiwan
Live Nation BEC-Tero Entertainment Co., Ltd	Thailand
Biletix Bilet Dagitim Basim ve Ticaret AS	Turkey
Biletix Sigorta Acenteligi AS	Turkey
Live Nation Middle East FZ-LLC	United Arab Emirates
Ticketmaster Middle East Events LLC	United Arab Emirates
Ticketmaster Middle East FZ-LLC	United Arab Emirates
Ticketmaster Middle East North LLC	United Arab Emirates